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                                                                EXHIBIT (10)(l)



                                PLEDGE AGREEMENT


         In consideration of financial accommodations extended to PROFESSIONALS INSURANCE COMPANY MANAGEMENT GROUP whose address is 2600 Professionals Drive, Okemos, Michigan 48864 (the "undersigned"), by PICOM Insurance Company, a Michigan stock insurance company, whose address is 2600 Professionals Drive, Okemos, Michigan 48864 ("Creditor"), and to secure payment and performance of any and all indebtedness and liabilities of the undersigned (and any successor in interest, including without limit any debtor in possession or trustee in bankruptcy for the undersigned) to Creditor, due or to become due, whether now existing or later arising, and however evidenced, whether direct or indirect, absolute or contingent, and whether joint, several or joint and several, including without limit obligations under any promissory note, guaranty, letter of credit application, indemnity and any post bankruptcy petition interest and attorneys' fees (the "Indebtedness"), the undersigned hereby assigns, transfers, delivers and pledges to Creditor the following securities, stocks, bonds, notes, instruments, documents of title, or other property listed on the attached Annex A.

The undersigned grants Creditor a security interest in all of the above property, and all other property of the undersigned coming into Creditor's possession in any manner whatsoever, including, without limitation, all property substituted therefor or for any part thereof, all records (including computer software) pertaining thereto and all interest, dividends, increase, profits, new securities or other increments, distributions or rights of any kind received on account of this property, products or proceeds thereof (whether cash or non-cash proceeds) resulting from any sale or exchange or transfer thereof or arising by virtue of ownership thereof (such as, but not limited to, the rights to additional or other securities or property upon any corporate reorganization, merger, consolidation, liquidation or dissolution, offering of stock rights, stock split or stock or liquidating dividend or the rights to any goods evidenced by such property or insurance proceeds with respect thereto), and all subscription, voting and preferential rights, all said property, products and proceeds herein called the "Collateral." The creation of a security interest in proceeds is not to be construed to give the undersigned any right to dispose of the Collateral. The undersigned warrant(s) that the undersigned has clear title to the Collateral, free from any liens, claims or encumbrances except the security interest created by this Agreement, and has full power and authority to execute and perform this Agreement.





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Except as otherwise provided herein, all other terms used in this Agreement shall have the meanings given under Article 9 of the Michigan Uniform Commercial Code, or in any other article, if not defined in Article 9. Michigan Uniform Commercial Code shall mean Act 174 of the Michigan Public Acts of 1962, as amended from time to time.

The undersigned agrees to keep the Collateral free at all times from any and all claims, liens, security interests, and encumbrances other than those in favor of Creditor.

Creditor agrees to use reasonable care in the custody and preservation of Collateral in its possession but assumes no duty to take steps necessary to preserve rights against prior parties.

At any time and without notice, Creditor may (a) cause the Collateral or any portion of it to be transferred to its name or to the name of its nominee or nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Creditor; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received in accordance with the provisions of this Agreement.

If the undersigned defaults in the payment of any of the Indebtedness or in the performance of any of its other obligations to Creditor, or if a default, event of default, or breach occurs under any of the documents or agreements evidencing, securing or relating to the Indebtedness, then Creditor may enforce its security interest in the Collateral by retaining the Collateral in satisfaction of the Indebtedness, by public or private sale of all or any part of the Collateral or by exercising any other remedy provided by law or applicable agreement. The parties agree that five days written notice sent by ordinary mail to the undersigned at the address designated below shall be deemed reasonable notice of any disposition of the Collateral, should notice be required by law.

Creditor may assign any of the Indebtedness and deliver all or any part of the Collateral to its assignee, who then shall have with respect to the Collateral so delivered all the rights and powers of Creditor under this Agreement and after that Creditor shall be fully discharged from all liability and responsibility with respect to the Collateral so delivered.

If Creditor, acting in its sole discretion, redelivers Collateral to the undersigned or the undersigned's designee for the purpose of



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(a)      the ultimate sale or exchange thereof, or

(b) presentation, collection, renewal, or registration of transfer thereof, or

(c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing therewith preliminary to sale or exchange,

such redelivery shall be in trust for the benefit of Creditor and shall not constitute a release of Creditor's security interest therein or in the proceeds or products thereof unless Creditor specifically so agrees in writing. If the undersigned requests any such redelivery, the undersigned will deliver with such request a duly executed financing statement in form and substance satisfactory to Creditor. Any proceeds of Collateral coming into the undersigned's possession as a result of any such redelivery shall be held in trust for Creditor and forthwith delivered to Creditor for application on the Indebtedness. Creditor may (if, in its sole discretion, it elects to do so) deliver the Collateral or any part of the Collateral to the undersigned, and such delivery by Creditor shall discharge Creditor from any and all liability or responsibility for such Collateral.

The undersigned waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of demand, notice of intent to demand, notice of acceleration, notice of intent to accelerate, notice of default and diligence in collecting any Indebtedness, and agrees that Creditor may modify the terms of borrowing, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any part or all of any Indebtedness, or permit the undersigned to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner Creditor's rights under this Agreement. The undersigned further waives any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledges and agrees that Creditor's rights under this Agreement are not conditioned upon pursuit by Creditor of any remedy Creditor may have against the undersigned or any other person or any other security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reasons, and no defense or setoff available at any time to the undersigned, shall impair, affect or be a defense or setoff to Creditor's rights under this Agreement.

The undersigned acknowledges that the effectiveness of this Agreement is not conditioned on any or all of the Indebtedness being guaranteed by anyone else. Creditor, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security now or later held by Creditor for payment of the Indebtedness without affecting in any manner Creditor's rights under this Agreement. The undersigned



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acknowledges and agrees that Creditor has no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is not relying upon assets in which Creditor has or may have a lien or security interest for payment of the Indebtedness.

Until the Indebtedness is irrevocably paid in full, the undersigned waives any and all rights to be subrogated to the position of Creditor or to have the benefit of any lien, security interest or other guaranty now or later held by Creditor for the Indebtedness or to enforce any remedy which Creditor now has or later may have against the undersigned or any other person. Until the Indebtedness is irrevocably paid in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right or recourse to or with respect to the undersigned or any other person. The undersigned agrees to indemnify and hold harmless Creditor from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by Creditor in connection with this Agreement.

Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or part, the effectiveness of this Agreement shall automatically continue or be reinstated, as the case may be, in the event that any payment received or credit given by Creditor in respect of the Indebtedness is returned, disgorged, or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement shall be enforceable against the undersigned as if the returned, disgorged, or rescinded payment or credit had not been received or given by Creditor, and whether or not Creditor relied upon this payment or credit or changed its position as a consequence of it.

The undersigned shall take or cause to be taken and execute or cause to be executed all financing statements, endorsements, assignments and other writings requested by Creditor to establish, maintain, reinstate, and/or continue the perfected and first priority status of the security interest of Creditor in the Collateral or implement or further effectuate the terms or purpose of this Agreement, although the failure of the undersigned to do so shall not affect in any way Creditor's perfected and first priority security interest in the Collateral, and will on demand pay all costs and expenses of filing and recording, including the costs of any record searches, deemed necessary by Creditor from time to time, to establish or determine the validity and the priority of Creditor's security interest. The undersigned further makes, constitutes and appoints Creditor its true and lawful attorney-in-fact with full power of substitution to take any action in furtherance of this Agreement, including, without limitation, the signing of financing statements, endorsing of instruments, and the execution and delivery of all documents and agreements



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g


necessary to obtain or accomplish any protection for or collection or disposition of any part of the Collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

The undersigned waives any right to require Creditor to: (a) proceed against any person, (b) proceed against or exhaust any security held by Creditor; (c) give notice of the terms, time and place of any public or private sale of personal property security held from the undersigned or any other person, or comply with the provisions of Section 9-504 of the Michigan or other applicable Uniform Commercial Code; (d) pursue any other remedy in Creditor's power; or (e) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of Indebtedness held by Creditor as security, in connection with any other obligations or evidences of Indebtedness which continues in whole or in part of the Indebtedness secured under this Agreement, or in connection with the creation of new or additional Indebtedness.

The undersigned waives any defense based upon or arising by reason of (a) any disability or other defense of any other person; (b) the cessation or limitation from any cause, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the undersigned or any defect in the formation of the undersigned; (d) the application by the undersigned of the proceeds of any Indebtedness for purposes other than the purposes represented by the undersigned to Creditor or intended or understood by the undersigned; (e) any act or omission by Creditor which directly or indirectly results in or aids the discharge of the undersigned or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form, including without limit the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of Indebtedness or any part of it, including without limit increase or decrease of the rate of interest.

The undersigned acknowledges that Creditor has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Creditor may disclose all documents and information which Creditor now has or later acquires relating to the undersigned, the Indebtedness or this Agreement, however obtained.

This Agreement constitutes the entire agreement of the undersigned and Creditor with respect to the subject matter of this Agreement. No waiver, consent, modification, or change of the terms of this Agreement shall bind the undersigned or Creditor unless in writing and signed by the waiving party or an authorized officer of the



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waiving party, and then this waiver, consent, modification, or change shall be effective only in the specific instance and for the specific purpose given. This Agreement shall inure to the benefit of Creditor and its successors and assigns. This Agreement shall be binding on the undersigned and its successors and assigns, including without limitation any debtor in possession or trustee in bankruptcy for the undersigned. The undersigned has entered into this Agreement in good faith for the purpose of inducing Creditor to extend credit to make other financial accommodations to the undersigned, and the undersigned acknowledges that the terms of this Agreement are reasonable. If any provision of this Agreement is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

The undersigned agrees to reimburse Creditor for any and all costs and expenses (including without limit court costs, legal fees, and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise and audit expenses) incurred in enforcing any of the duties and obligations of the undersigned or rights of Creditor under this Agreement.

The undersigned's chief executive office is located at the address specified below. The undersigned will give Creditor not less than 90 days prior written notice of all contemplated changes in undersigned's name, legal structure, chief executive office, or in the location of the Collateral or the undersigned's records concerning same and, prior to making any such changes, file or cause to be filed all financing statements or amendments necessary or appropriate to establish and maintain a valid first priority security interest in all the Collateral for Creditor.

Any notice from Creditor to the undersigned, if mailed, shall be deemed given when mailed, postage paid, addressed to the undersigned either at the undersigned's chief executive office as shown below, or at any other address of the undersigned appearing on the records of Creditor.

THE UNDERSIGNED AND CREDITOR ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE



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EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY
RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.


Dated and delivered on February 12, 1998 at 2600 Professionals Drive, Okemos, Michigan.


                                             PROFESSIONALS INSURANCE COMPANY
                                              MANAGEMENT GROUP,
                                              Pledgor

                                                     VOID
                                             By:___________________________
                                                    Victor T. Adamo
                                                    Its:     President and Chief
Address:                                                     Executive Officer
                                                     VOID
2600 Professionals Drive                     By:___________________________
Okemos, Michigan 48864                              Annette E. Flood
                                                    Its:     Secretary


County:  Ingham


















































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                                     ANNEX A


         5,000,000 shares of capital stock of PPTF Merger Insurance Company, a Florida stock insurance corporation, as evidenced by stock certificate no. 01.